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                               JPMORGAN TRUST I

                               JPMORGAN TRUST II

                              POWERS OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints George C.W. Gatch, Robert L. Young, Patricia A. Maleski, Stephanie J. Dorsey, Jessica K. Ditullio, Avery P. Maher, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi, Thomas J. Smith and Janet E. Squitieri, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authori

     This Powers of Attorney may be signed in one or more counterparts, each of which shall me deemed an original, but all of which together shall constitute one and the same document.

/s/ William J. Armstrong                         /s/ William G. Morton, Jr.
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    William J. Armstrong                             William G. Morton, Jr.


/s/ Roland R. Eppley, Jr.                        /s/ Robert A. Oden, Jr.
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    Roland R. Eppley, Jr.                            Robert A. Oden, Jr.


/s/ John F. Finn                                 /s/ Fergus Reid, III
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    John F. Finn                                     Fergus Reid, III


/s/ Matthew Goldstein                            /s/ Frederick W. Ruebeck
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    Dr. Matthew Goldstein                            Frederick W. Ruebeck


/s/ Robert J. Higgins                            /s/ James J. Schonbachler
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    Robert J. Higgins                                James J. Schonbachler


/s/ Peter C. Marshall                            /s/ Leonard M. Spalding, Jr.
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    Peter C. Marshall                                Leonard M. Spalding, Jr.


/s/ Marilyn McCoy
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    Marilyn McCoy

                                                 Dated: February 18, 2005